Exhibit 4.3

NY

NUMBER	SHARES

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY

INCORPORATED UNDER THE LAWS OF THE	CUSIP 883203 10 1
STATE OF DELAWARE	SEE REVERSE FOR CERTAIN DEFINITIONS

TEXTRON INC.

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Textron Inc. transferable in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This certificate and the shares represented hereby are subject to all of the terms and conditions and limitations of the Certificate of Incorporation and all Amendments thereto and Supplements thereof.  This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Textron Inc.

Incorporated

1967

Delaware

[SEAL]

Witness the corporate seal of the Corporation and the signatures of its duly authorized officers.

Dated:

Countersigned and Registered

                American Stock Transfer Trust Company

                                (New York, NY)

                                                Transfer Agent and Registrar

By:	/s/ Frederick K. Butler	/s/ Lewis B. Campbell
Authorized Signature	Secretary	Chairman, President and Chief Executive Officer

TEXTRON INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE RIGHTS, PRIVILEGES, RESTRICTIONS, VOTING POWERS, LIMITATIONS AND QUALIFICATIONS OF THE SEVERAL CLASS OF STOCK OF THE CORPORATION.  REQUESTS MAY BE DIRECTED TO THE SECRETARY OF TEXTRON INC., PROVIDENCE, RHODE ISLAND 02903.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:

TEN COM	—	as tenants in common
TEN ENT	—	as tenants by the entireties
IT TEN	—	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT	—		Custodian
		(Cust)		(Minor)
Under Uniform Gifts to minors

Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received, hereby sell, assign and transfer under

Please insert social security or other
identifying number of assignee

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

                                                                                                                           Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated,

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RUL 17Ad-15.